SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

January 6, 2014

Date of Report (Date of Earliest Event Reported)

American Business Services, Inc.

 (Exact name of registrant as specified in its charter)

Colorado	000-54985	84-1194104
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6521 Ocaso Drive, Castle Pines, CO	80108
(Address of principal executive offices)	(Zip Code)

(303) 730-7939

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.

On January 6, 2014, Ronald R. Chadwick, P.C. (“Chadwick”) resigned as the registrant’s registered independent public accountant.  On January 6, 2014, the registrant engaged Cutler & Co., LLC (“Cutler”) as its new registered independent public accountant.

b.

For the years ended December 31, 2012 and 2011, Chadwick’s report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

c.

The decision to engage Cutler was approved by the registrant’s board of directors.

d.

Through the period covered by the financial audit for the years ended December 31, 2012 and 2011 there have been no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Chadwick would have caused them to make reference thereto in their report on the financial statements.  For the interim period through January 6, 2014 (the date of resignation), there have been no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Chadwick would have caused them to make reference thereto in their report on the financial statements.

e.

We have authorized Chadwick to respond fully to any inquiries of Cutler.

f.

During the years ended December 31, 2012 and 2011 and for the interim period through January 6, 2014, there have been no reportable events between the registrant and Chadwick as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.

The registrant provided a copy of the foregoing disclosures to Chadwick prior to the date of the filing of this report and requested that Chadwick furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

a.

On January 6, 2014, the registrant engaged Cutler & Co., LLC as its new registered independent public accountant.  During the year ended December 31, 2012 and 2011 and prior to January 6, 2014 (the date of the new engagement), we did not consult with Cutler regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the registrant’s financial statements by Cutler, in either case where written or oral advice provided by Cutler would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits

a.

None

b.

Exhibits

16.1 – Letter from Ronald R. Chadwick, P.C. dated January 10, 2014, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

American Business Services, Inc.

By:      /s/ Phil E. Ray

Phil E. Ray

Chief Executive Officer

Chief Financial Officer

Dated:  January 10, 2014